                                THIRD AMENDMENT
                                    TO THE
                RESTRUCTURING, SECURITY AND GUARANTY AGREEMENT
                ----------------------------------------------



          THIS AGREEMENT, made and entered into as of the 30th day of July, 1996, (the "THIRD AMENDMENT") by and among CENCOR, INC., a Delaware corporation ("CENCOR"); CONCORDE CAREER COLLEGES, INC., a Delaware corporation ("CONCORDE"); MINNESOTA INSTITUTE OF MEDICAL AND DENTAL ASSISTANTS, INC., a Minnesota corporation ("MINNESOTA"); TEXAS COLLEGE OF MEDICAL AND DENTAL ASSISTANTS, INC., a Texas corporation ("TEXAS"); UNITED HEALTH CAREERS INSTITUTE, INC., a California corporation ("UNITED"); SOUTHERN CALIFORNIA COLLEGE OF MEDICAL AND DENTAL ASSISTANTS, INC., a California corporation ("SOUTHERN CALIFORNIA"); CONCORDE CAREERS - FLORIDA, INC., a Florida corporation ("FLORIDA"); COLLEGES OF DENTAL AND MEDICAL ASSISTANTS, INC., a California corporation ("DENTAL"); and COMPUTER CAREER INSTITUTE, INC., an Oregon corporation ("COMPUTER") (Minnesota, Texas, United, Southern California, Florida, Dental, and Computer being hereinafter referred to collectively as "GUARANTORS" and each individually as a "GUARANTOR") amends that certain Restructuring, Security and Guaranty Agreement between the parties dated as of October 30, 1992, as previously amended by written agreements dated as of December 30, 1993 and November 15, 1994 (collectively, the "AGREEMENT").


                                   RECITALS
                                   --------


               (i) Pursuant to the Agreement entered into by CenCor, Concorde and the Guarantors, Concorde issued a debenture to CenCor in the principal amount of $5,422,307, dated October 30, 1992 (the "DEBENTURE").

               (ii) Pursuant to the terms of the November 15, 1994 amendment (the "SECOND AMENDMENT"), Concorde exchanged 300,000 shares of its Class A Redeemable Preferred Stock, $.10 par value (the "PREFERRED STOCK") for $3,000,000 of the principal amount of the Debenture; reduced the outstanding principal amount of the Debenture to $2,442,307, and amended the Debenture to reflect such.

               (iii) The Mark Twain liabilities have been paid in full by Concorde and are no longer outstanding.

               (iv) Concorde desires to sell substantially all of the assets (the "SAN JOSE ASSETS") of the career college it operates at 1290 N. 1st Street, San Jose, California, known as Concorde Career Institute (the "SAN JOSE INSTITUTE") pursuant to a certain Asset Purchase Agreement, dated July 11, 1996, between Concorde and Corinthian Schools, Inc. (the "SAN JOSE AGREEMENT"), a true and correct copy of which has been delivered to CenCor by Concorde.

               (v) Concorde desires to cause its wholly-owned subsidiary, Person/Wolinsky Associates, Inc., a New York corporation ("P/W"), to sell substantially all of its assets (the "P/W ASSETS") pursuant to a certain Asset Purchase Agreement, dated July 10, 1996, among P/W, Concorde and DGZ Associates, Inc. (the "P/W AGREEMENT"), a true and correct copy of which has been delivered to CenCor by Concorde.

               (vi) CenCor holds a security interest in substantially all of the assets of Concorde and the Guarantors, securing the payment of the principal amount of the Debenture and the Agreement prohibits the sale of assets by Concorde, including the San Jose Assets or P/W, including the P/W Assets, without the consent of CenCor.

               (vii) CenCor has agreed to the sale of the San Jose Assets pursuant to the terms of the San Jose Agreement (the "San Jose Sale") and the sale of the P/W Assets pursuant to the terms of the P/W Agreement (the "P/W Sale") and to the release of its security interest in such assets, subject to Concorde's agreement to use a certain portion of the proceeds received by it and/or P/W pursuant to the San Jose Sale and the P/W Sale to redeem outstanding shares of Preferred Stock held by CenCor, and thereafter to retire the Debenture, all as set forth herein.

               (viii) Concorde and CenCor wish to amend the Agreement to provide for such sale of assets and such redemption and retirement.

               (ix) The Guarantors, each a wholly-owned subsidiary of Concorde, wish to reduce the amount of their guaranteed obligations through such retirement and thus consent to the amendment of the Agreement to provide for such.


                                   AGREEMENT
                                   ---------

          In consideration of the premises and the mutual covenants and agreements herein contained, CenCor, Concorde and Guarantors agree as follows:


                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

          I.1 CERTAIN DEFINED TERMS. The following terms used herein shall have the meanings set forth in this Article and in the other parts of this Agreement referred to in this Article, and such meanings shall apply to both the singular and plural forms of such terms.

          (a) "ALLOCATED PROCEEDS" means that portion of proceeds from the San Jose Sale or the P/W Sale identified on Exhibit A, attached hereto and incorporated herein, actually received by Concorde and/or P/W.

          (b) "PREFERRED STOCK" means the Class A Redeemable Preferred Stock, $.10 par value, of Concorde.

          (c) "REDEMPTION" means the redemption of shares of Preferred Stock by Concorde pursuant to the provisions of Section 2.2, herein.

          (d) "REDEMPTION PRICE" means the per share redemption price set forth in the Certificate of Designations filed with the Secretary of State of Delaware with respect to the Preferred Stock, of $10.00 per share, plus all accrued but unpaid dividends thereon, calculated on the basis set forth in Section (1)(iii) of such Certificate of Designations.

          (e) "RETIREMENT" means the full or partial retirement of the Debenture by Concorde pursuant to the provisions of Section 2.3 herein.

          (f) "THIRD AMENDMENT" means this Third Amendment to the Restructuring, Security and Guaranty Agreement, dated October 30, 1992, as previously amended by written agreements dated as of December 30, 1993 and November 15, 1994.

          1.2 OTHER TERMS. All capitalized terms used herein, not defined in
Section 1.1 or elsewhere in this Third Amendment, shall have the meanings and be as defined in the Second Amendment, and if not therein defined, as defined in the First Amendment, and if not therein defined, as defined in the original provisions of the Agreement.


                                  ARTICLE II
                                 THE EXCHANGE
                                 ------------

          2.1 APPLICATION OF PROCEEDS. Concorde hereby agrees that, upon the closing of the San Jose Sale and/or the P/W Sale and the receipt by Concorde or P/W of proceeds therefrom, it shall apply, or cause to be applied, the Allocated Proceeds, as follows:

               (a) first, to the redemption of shares of Preferred Stock (the "REDEMPTION"), and, upon the Redemption of all of the Preferred Stock,

               (b)  second, to the retirement of the Debenture (the
                    "RETIREMENT").

          2.2 REDEMPTION OF THE PREFERRED STOCK. Promptly upon the receipt of Allocated Proceeds, Concorde shall redeem that number of whole shares of Preferred Stock held by CenCor (or its assigns) equal to the amount of such Allocated Proceeds divided by the Redemption Price. Any Allocated Proceeds remaining that would have been applied but for the requirement that only whole shares be redeemed, shall be retained by Concorde and aggregated with subsequently received Allocated Proceeds for future Redemptions/Retirements.

          2.3 RETIREMENT OF DEBENTURE. Following the Redemption of all outstanding shares of Preferred Stock, promptly upon receipt of Allocated Proceeds, Concorde shall pay such Allocated Proceeds to CenCor with respect to the Debenture, pursuant to the terms of the Agreement, first to be applied to the payment of any then accrued but unpaid interest on the Debenture and next to the principal amount of the Debenture.

          2.4 DATE OF REDEMPTION/RETIREMENT. Except as otherwise provided for in Section 2.2, above, the date of Redemption or Retirement with respect to any Allocated Proceeds shall be:

               (a) the closing date of the respective asset sales, with respect to Allocated Proceeds received by Concorde and/or P/W on such closing dates, and

               (b) on or before three (3) business days from the date of the receipt of good funds with respect to Allocated Proceeds received by Concorde and/or P/W after such closing dates.

It is agreed that if Allocated Proceeds are not received by the Scheduled Date designated on Exhibit A, Concorde and P/W shall promptly notify CenCor and take all reasonably prudent steps necessary to collect such funds. Notwithstanding anything herein to the contrary, Concorde shall have no obligation to effect a Redemption or Retirement unless and until its receipt of Allocated Proceeds.

          2.5  PROCEDURES.  In connection with:

               (a) any Redemption or Retirement, Concorde shall provide CenCor with an accounting of the calculation of the then current Redemption Price; and

               (b) a Redemption, (i) Concorde shall provide CenCor with a calculation of the application the of Allocated Proceeds and any carryover thereof; (ii) CenCor shall submit its stock certificate representing the Preferred Stock, fully endorsed for transfer, and (iii) Concorde shall reissue a new stock certificate to CenCor representing the remaining shares of Preferred Stock not being so redeemed, if any.

          2.6 PAYMENT IN FULL. Upon the Redemption of all outstanding shares of Preferred Stock owned by CenCor (or its assigns) and the Retirement of the entire Debenture (including accrued interest thereon), Concorde shall be entitled to retain any remaining Allocated Proceeds and CenCor has had no further rights or interest in such Allocated Proceeds.


                                  ARTICLE III
                       CONSENT AND RELEASE OF COLLATERAL
                       ---------------------------------

          3.1 CONSENT TO SALE. CenCor hereby consents to the San Jose Sale pursuant to the San Jose Agreement and to the P/W Sale pursuant to the terms of the P/W Agreement, and waives any restrictions set forth in Section 7.1 or elsewhere in the Agreement with respect thereto.

          3.2  RELEASE OF COLLATERAL.  CenCor hereby agrees:

               (a) to release its security interest in the San Jose Assets, effective upon the closing of the San Jose Sale, and agrees to promptly execute, obtain and furnish to Concorde any and all termination statements, releases or other UCC documentation or other documents or materials as Concorde may reasonably request in order to so release such Collateral;

               (b) that upon such releases, the San Jose Assets shall no longer constitute Collateral pursuant to Article IV of the Agreement; and

               (c) that in the event Concorde determines to dissolve and liquidate P/W after the closing of the P/W Sale, CenCor shall (i) release its security interest in the stock of P/W owned by Concorde, (ii) return the Pledged Stock of P/W which Cencor holds pursuant to Section 4.7 of the Agreement with respect thereto; and (iii) consent to such dissolution and liquidation.

          3.3 UNDERTAKING. Concorde agrees to execute any security agreements, UCC-1 financing statements and other documents reasonably requested by CenCor to grant a security interest in all of the assets of Concorde and the Guarantors which are not being sold pursuant to the San Jose Agreement or the P/W Agreement. Concorde will not agree to any amendment, delay or waiver of its rights or P/W's right to receive any of the Allocated Proceeds on the dates set forth on Exhibit A without CenCor's written consent.

                                  ARTICLE IV
                                 MISCELLANEOUS
                                 -------------

          4.1 OBLIGATIONS OF P/W. In consideration of CenCor's agreement to the terms of this Third Amendment and its consent to the P/W Sale, P/W has agreed to guarantee the obligation of Concorde to apply the Allocated Proceeds from the P/W Sale to the Redemption and/or Retirement as provided for herein and has executed Exhibit 4.1 hereto in evidence of such guarantee.

          4.2 MARK TWAIN LIABILITIES. Mark Twain has executed the confirmation, attached hereto as Exhibit 4.2, acknowledging the payment in full of the Mark Twain Liabilities.

          4.3 ATTORNEYS' FEES. Notwithstanding anything in the Agreement or herein to the contrary, Concorde shall pay to CenCor in cash one-half of CenCor's attorneys' fees and expenses incurred in connection with the negotiation of this Third Amendment and the consummation of the transactions contemplated thereby, within ten (10) business days after receiving an invoice from CenCor with supporting documentation, which the parties agree shall not exceed $5,000.00 in the aggregate.

          4.4 RATIFICATION. All provisions of the Agreement not specifically amended in this Third Amendment are hereby ratified and reaffirmed.

          4.5 GOVERNING LAW. Except as otherwise provided by express reference to the Uniform Commercial Code, this Third Amendment shall be construed in accordance with and governed by the laws, statutes and decisions of the State of Missouri, to the non-exclusive jurisdiction of whose courts, state and federal, Concorde and Guarantors irrevocably agree to submit.

          4.6 INCORPORATION. The recitals and exhibits hereto are hereby incorporated herein by reference.

          4.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

          4.8 FURTHER ASSURANCES. The parties hereto agree to execute all additional documents reasonably necessary to effectuate the transactions contemplated herein, including without limitation those documents necessary to release the Liens with respect to the San Jose Assets and the P/W Assets on a timely basis.

          4.9 BENEFIT AND BURDEN. This Agreement shall be binding upon and inure to the benefit of the successors of CenCor, Concorde and P/W. Cencor may assign its rights hereunder, including without limitation to a liquidating trust.

          IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to the Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

          Oral agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable. To protect the debtor and creditor from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it.


                                       CENCOR, INC.

ATTEST:
                                       By:  /s/Terri Rinne
                                          -----------------------
/s/Lisa M. Henak                          Terri Rinne
- -----------------------------             Vice President
Secretary



                                ACKNOWLEDGEMENT
                                ---------------


STATE OF MISSOURI                )
                                 ) ss.
COUNTY OF JACKSON                )

          BE IT REMEMBERED, that on this 30th day of July, 1996, before me, the undersigned, a notary public in and for said state, came Terri Rinne, Vice President of CenCor, Inc., a Delaware corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.

                                       /s/     Lisa M. Henak
                                       -----------------------------
                                       Notary Public in and for said
                                       County and State
My commission expires:

September 7, 1996

                                       (Stamp and Seal)
                                       ----------------
                                 LISA M. HENAK
                       Notary Public - State of Missouri
                          Commissioned In Clay County
                      My Commission Expires Sept. 7, 1996


                                       CONCORDE CAREER COLLEGES, INC.

ATTEST:
                                       By:  /s/M. Gregg Gimlin
                                          ---------------------------
/s/Lisa M. Henak                          M. Gregg Gimlin
- ------------------                        Vice President
Secretary


                                ACKNOWLEDGEMENT
                                ---------------

STATE OF MISSOURI                )
                                 ) ss.
COUNTY OF JACKSON                )

          BE IT REMEMBERED, that on this 30th day of July, 1996, before me, the undersigned, a notary public in and for said state, came M. Gregg Gimlin, Vice President of Concorde Career Colleges, Inc., a Delaware corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.

                                       /s/Lisa M. Henak
(Seal)                                 -----------------------------
                                       Notary Public in and for said
                                       County and State
My commission expires:

September 7, 1996
- -----------    --

                              MINNESOTA INSTITUTE OF MEDICAL
                              AND DENTAL ASSISTANTS, INC.

ATTEST:
                              By:  /s/A. Eugene Johnson
                                 -----------------------
/s/Lisa M. Henak                 A. Eugene Johnson
- ------------------               President
Secretary


                                ACKNOWLEDGEMENT
                                ---------------

STATE OF      Missouri   )
          ---------------
                         ) ss.
COUNTY OF    Jackson     )
          ---------------

          BE IT REMEMBERED, that on this 30th day of _____July______, 1996, before me, the undersigned, a notary public in and for said state, came A. Eugene Johnson President of Minnesota Institute of Medical and Dental Assistants, Inc. a Minnesota corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri the day and year last above mentioned.

                                       /s/Lisa M. Henak
                                       -----------------------------
(Seal)                                 Notary Public in and for said
                                       County and State
My commission expires:                          (Stamp)
                                         LISA M. HENAK
                                     Notary Public - State of Missouri
September 7, 1996                       Commissioned In Clay County
- -----------    --                   My Commission Expires Sept. 7, 1996


                              TEXAS COLLEGE OF MEDICAL AND
                              DENTAL ASSISTANTS, INC.

ATTEST:
                              By:  /s/  A. Eugene Johnson
                                  ------------------------
/s/  Lisa M. Henak                A. Eugene Johnson
- ------------------                President
Secretary

                                ACKNOWLEDGEMENT
                                ---------------

STATE OF Missouri         )
         ----------------
                          ) ss.
COUNTY OF Jackson         )
          ----------------

          BE IT REMEMBERED, that on this 30th day of July, 1996, before me, the undersigned, a notary public in and for said state, came A. Eugene Johnson, President of Texas College of Medical and Dental Assistants, Inc. a Texas corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri the day and year last above mentioned.

                                       /s/ Lisa M. Henak
                                       -----------------------------
(Seal)                                 Notary Public in and for said
                                       County and State
My commission expires:                            (Stamp)
                                         LISA M. HENAK
                                    Notary Public - State of Missouri
September 7, 1996                      Commissioned In Clay County
- -----------    --                  My Commission Expires Sept. 7, 1996



                                       UNITED HEALTH CAREERS INSTITUTE,
                                       INC.

ATTEST:
                                       By:  /s/ A. Eugene Johnson
                                          ------------------------
/s/ Lisa M. Henak                         A. Eugene Johnson
- ------------------                        President
     Secretary



                                ACKNOWLEDGEMENT
                                ---------------


STATE OF Missouri        )
         ---------------
                         ) ss.
COUNTY OF Jackson        )
          --------------

          BE IT REMEMBERED, that on this 30th day of July, 1996, before me, the undersigned, a notary public in and for said state, came A. Eugene Johnson, President of United Health Careers Institute, Inc. a California corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

my official seal at my office in Kansas City, Missouri the day and year last above mentioned.

                                       /s/ Lisa M. Henak
                                       -----------------------------
(Seal)                                 Notary Public in and for said
                                       County and State
My commission expires:                            (Stamp)
                                               LISA M. HENAK
                                    Notary Public - State of Missouri
September 7, 1996                      Commissioned In Clay County
- -----------------                  My Commission Expires Sept. 7, 1996



                                       SOUTHERN CALIFORIA COLLEGE OF
                                       MEDICAL AND DENTAL ASSISTANTS
                                       INC.

ATTEST:
                                       By:/s/ A. Eugene Johnson
                                          ------------------------
/s/  Lisa M. Henak                            A. Eugene Johnson
- ------------------                            President
     Secretary


                                ACKNOWLEDGEMENT
                                ---------------


STATE OF Missouri        )
         ---------------
                         ) ss.
COUNTY OF Jackson        )
          --------------

          BE IT REMEMBERED, that on this 30th day of July, 1996, before me, the undersigned, a notary public in and for said state, came A. Eugene Johnson, President of Southern California College of Medical and Dental Assistants, Inc., a California corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri the day and year last above mentioned.

                                       /s/ Lisa M. Henak
                                       -----------------------------
(Seal)                                 Notary Public in and for said
                                       County and State
My commission expires:                            (Stamp)
                                              LISA M. HENAK
                                    Notary Public - State of Missouri
September 7, 1996                      Commissioned In Clay County
- -----------------                  My Commission Expires Sept. 7, 1996


                                       COLLEGES OF DENTAL AND MEDICAL
                                       ASSISTANTS, INC.

ATTEST:
                                       By:/s/ A. Eugene Johnson
                                          ------------------------
/s/  Lisa M. Henak                            A. Eugene Johnson
- ------------------                            President
     Secretary

                                 ACKNOWLEDGEMENT
                                 ---------------

STATE OF Missouri  )
         --------
                   ) ss.
COUNTY OF Jackson  )
          -------

          BE IT REMEMBERED, that on this 30th day of July, 1996, before me, the undersigned, a notary public in and for said state, came A. Eugene Johnson, President of Colleges of Dental and Medical Assistants, Inc, a California corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.

                                       /s/ Lisa M. Henak
                                       -----------------------------
(Seal)                                 Notary Public in and for said
                                       County and State
My commission expires:                            (Stamp)
                                               LISA M. HENAK
                                    Notary Public - State of Missouri
September 7, 1996                      Commissioned In Clay County
- -----------------                  My Commission Expires Sept. 7, 1996


                                       COMPUTER CAREER INSTITUTE, INC.

ATTEST:
                                       By:/s/ A. Eugene Johnson
                                          ------------------------
/s/  Lisa M. Henak                            A. Eugene Johnson
- ------------------                            President
     Secretary

                                ACKNOWLEDGEMENT
                                ---------------

STATE OF Missouri  )
         --------
                   ) ss.
COUNTY OF Jackson  )
          -------

          BE IT REMEMBERED, that on this 30th day of July, 1996, before me, the undersigned, a notary public in and for said state, came A. Eugene Johnson, President of Computer Center Institute, Inc., an Oregon corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.

                                       /s/ Lisa M. Henak
                                       -----------------------------
(Seal)                                 Notary Public in and for said
                                       County and State
My commission expires:                            (Stamp)
                                               LISA M. HENAK
                                    Notary Public - State of Missouri
September 7, 1996                      Commissioned In Clay County
- -----------------                  My Commission Expires Sept. 7, 1996


                                       CONCORDE CAREERS-FLORIDA, INC.

ATTEST:
                                       By: /s/ A. Eugene Johnson
                                           ------------------------
/s/  Lisa M. Henak                             A. Eugene Johnson
- ------------------                                 President
    Secretary

                                 ACKNOWLEDGEMENT
                                 ---------------

STATE OF Missouri  )
         --------
                   ) ss.
COUNTY OF Jackson  )
          -------

          BE IT REMEMBERED, that on this 30th day of July, 1996, before me, the undersigned, a notary public in and for said state, came A. Eugene Johnson, President of Concorde Careers-Florida, Inc., a Florida corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri the day and year last above mentioned.

                                       /s/ Lisa M. Henak
                                       -----------------------------
(Seal)                                 Notary Public in and for said
                                       County and State
My commission expires:                            (Stamp)
                                               LISA M. HENAK
                                    Notary Public - State of Missouri
September 7, 1996                      Commissioned In Clay County
- -----------------                  My Commission Expires Sept. 7, 1996

                                   EXHIBIT A

                            FUNDS TO BE APPLIED TO
                         RETIREMENT OF PREFERRED STOCK
                                      AND
                            REDEMPTION OF DEBENTURE


                                                                   ALLOCATED
                                 SCHEDULED          AGGREGATE      PROCEEDS/
         SOURCE            DATE OF RECEIPT/(1)/       AMOUNT       PERCENTAGE
- -------------------------  ---------------------  --------------  ------------
San Jose Sale              SJ Closing Date/(2)/   $     150,000   $ 75,000/50%
  -Purchase Price
P/W Sale                   P/W Closing Date/(3)/  $705,000/(4)/   $352,500/50%
  -Purchase Price
P/W Sale                           12/15/96/(5)/  $      75,000   $75,000/100%
  -Noncompete
San Jose Sale                      12/31/96       $     200,000   $100,000/50%
  -Purchase Price
P/W Sale                           12/15/97/(5)/  $      75,000   $75,000/100%
  -Noncompete
P/W Sale                          3/1/98-07/(6)/             (6)       (6)/50%
  -Profit Participation

__________________________
/(1)/  Subject to the actual closing of the respective sales of assets.

/(2)/  The San Jose Sale is currently scheduled to close on July 31, 1996.

/(3)/  The P/W Sale is currently scheduled to close on August 2, 1996.

/(4)/  Fee of 6% has been deducted from closing proceeds of the P/W Sale.

/(5)/ It is agreed that in the event such proceeds are not paid pursuant to the Noncompetition Agreement under the P/W Agreement, Concorde and/or P/W shall apply the next funds received by either of them under the P/W Agreement for the Redemption/Retirement, up to the amount of such failed payment.

/(6)/ "Profit Participation", up to a cumulative maximum amount of $1,500,000, is due annually based upon the actual "Net Profit", as defined in Exhibit
       2.3 of the P/W Agreement, of the purchaser of the P/W Assets for the fiscal years ended December 31, 1997 through December 31, 2006 and is payable on or before March 1 of each of the following years (1998-2007). The amount to be paid in any given year, if any, is not currently ascertainable. One-half of the monies so received, if any, shall be Allocated Proceeds.

                                  EXHIBIT 4.1

IN CONFIRMATION OF THE OBLIGATIONS SET FORTH IN SECTIONS 2.4 and 4.1, above:


                                       PERSON/WOLINSKY ASSOCIATES, INC.


ATTEST:
                                       By:/s/   Jack L. Brozman
                                          -------------------------------------
/s/ Lisa M. Henak                               Jack L. Brozman
- ------------------                              Chairman of the Board
    Secretary


                                ACKNOWLEDGEMENT
                                ---------------

STATE OF Missouri        )
         ----------------
                         ) ss.
COUNTY OF Jackson        )
         ----------------

          BE IT REMEMBERED, that on this 30th day of July, 1996, before me, the undersigned, a notary public in and for said state, came Jack L. Brozman, Chairman of the Board of Person/Wolinsky Associates, Inc., a New York corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri the day and year last above mentioned.

                                       /s/ Lisa M. Henak
                                       ----------------------------------------
(Seal)                                 Notary Public in and for said
                                       County and State
My commission expires:                            (Stamp)
                                               LISA M. HENAK
                                    Notary Public - State of Missouri
September 7, 1996                      Commissioned In Clay County
- -----------------                  My Commission Expires Sept. 7, 1996

                                   EXHIBIT B


                                 CONFIRMATION


          The undersigned, Mark Twain Kansas City Bank, a Missouri banking corporation, hereby confirms that it has been paid in full with respect to all obligations owed to it under the Mark Twain Agreement and that any conditions in the Agreement requiring the subordination to, the consent of, or notice to Mark Twain Kansas City Bank are null and void.


Dated:  July 30, 1996


                                       MARK TWAIN KANSAS CITY BANK



                                       By:  /s/ Mark Degner
                                          -------------------------
                                          Mark Degner, its
                                          Senior Vice President

                                      36